SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): March 18, 2002


                         IVEX PACKAGING CORPORATION
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-13968               76-0171625
        ------------                    --------            --------------
(State or other jurisdiction        (Commission File        (IRS Employer
     of incorporation)                  Number)            Identification No.)


                100 Tri-State Drive
               Lincolnshire, Illinois                                60069
     ------------------------------------------                     -------
      (Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code: (847) 945-9100


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  Other Events.


         On March 18, 2002, Ivex Packaging Corporation (the "Company") issued a press release announcing that it has entered into an Agreement and Plan of Merger, dated as of March 18, 2002 (the "Merger Agreement"), with Alcoa Inc. pursuant to which, upon the closing of the merger, the shareholders of the Company will receive, for each share of common stock held, $21.50 in cash and a pro-rata distribution of the Company's 48.2% interest in the common stock of Packaging Dynamics Corporation.

         A copy of the Merger Agreement is filed as Exhibit 2.1 hereto. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.  Exhibits.

         (c)      Exhibits.


   Exhibit
    Number     Description
  ----------   --------------

     2.1       Agreement and Plan of Merger by and among Aloca
               Inc., AI Merger Sub Inc. and Ivex Packaging
               Corporation, dated as of March 18, 2002, excluding the disclosure schedules thereto, copies of which Ivex Packaging Corporation agrees to furnish supplementally to the Securities and Exchange Commission upon request

     2.2       Distribution Agreement between Ivex Packaging
               Corporation and Packaging Dynamics Corporation, dated as of March 18, 2002

     2.3       Letter Agreement by and among Ivex Packaging
               Corporation, DCBS Investors, L.L.C., CB Investors,
               L.L.C. and Packaging Investors, L.P., dated March 18,
               2002

     99.1      Press release dated March 18, 2002


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IVEX PACKAGING CORPORATION


Date:  March 18, 2002             By: /s/ G. Douglas Patterson
                                      ------------------------------------
                                      Name:  G. Douglas Patterson
                                      Title: Vice President and General Counsel




                               EXHIBIT INDEX


   Exhibit
    Number     Description
  ----------   --------------

     2.1       Agreement and Plan of Merger by and among Aloca
               Inc., AI Merger Sub Inc. and Ivex Packaging
               Corporation, dated as of March 18, 2002, excluding the disclosure schedules thereto, copies of which Ivex Packaging Corporation agrees to furnish supplementally to the Securities and Exchange Commission upon request

     2.2       Distribution Agreement between Ivex Packaging
               Corporation and Packaging Dynamics Corporation, dated as of March 18, 2002

     2.3       Letter Agreement by and among Ivex Packaging
               Corporation, DCBS Investors, L.L.C., CB Investors,
               L.L.C. and Packaging Investors, L.P., dated March 18,
               2002

     99.1      Press release dated March 18, 2002